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                                                                   Exhibit 10.17

                                 CIVIC BANCORP
                            2000 STOCK OPTION PLAN
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1.   PURPOSE OF PLAN

          The Civic BanCorp 2000 Stock Option Plan is intended to encourage key employees and directors of Civic BanCorp, a California corporation (the "Company"), its Subsidiaries and Parent (if any) to acquire stock in the Company and to provide such persons with an additional incentive to promote the financial success of the Company.

2.   DEFINED TERMS

          Capitalized terms used in the Plan have the following meanings:

          (a)  "Board of Directors": The Board of Directors of the Company.

          (b) "Change of Ownership": Any (i) merger, consolidation, share exchange or reorganization of the Company with any other corporation in which the Company is not the surviving corporation, (ii) dissolution or complete liquidation of the Company, (iii) sale of all or substantially all of the assets of the Company, or (iv) transaction (or series of related transactions) in which there is a change in the beneficial ownership, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power or value of the Company's then outstanding equity securities. The term "equity securities" shall have the meaning set forth in Section 3(a)(11) of the Securities Exchange Act of 1934.

         (c) "Code": The Internal Revenue Code of 1986, as amended, together with all regulations.

         (d) "Committee": The Personnel Committee of the Board of Directors, or if there is none, the Board of Directors.

         (e) "Common Stock": The Common Stock of the Company, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 4(b) hereof.

         (f)   "Company":  Civic BanCorp, a California corporation.

         (g) "Effective Date": The date on which the Plan shall become effective as set forth in Section 10.

         (h) "Fair Market Value": As applied to a specific date, the fair market value of the Common Stock on such date as determined in good faith by the Committee in the following manner:

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               (i)   If the shares of Common Stock are then listed on any
national regional stock exchange, the Fair Market Value shall be the mean between the high and low sales price on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

               (ii) If the shares of Common Stock are not so listed, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the shares of Common Stock at the close of the date in question;

               (iii) In the absence of either of the foregoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the earnings history and the prospects of the Company in light of market conditions generally.

         The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

         (i) "ISO": A stock option intended to meet the requirements of an "incentive stock option," as defined in Section 422 of the Code or any statutory provision that may replace such Section.

         (j) "NQSO": A stock option not intended to be an ISO and designated a non-qualified stock option by the Committee.

         (k) "Option": Any stock option, either an ISO or NQSO, granted from time to time under the Plan.

         (l) "Optionee": An employee or director of the Company or any of its Subsidiaries who has been granted an Option, and those heirs, legatees or legal representatives of such employee or director who may exercise an Option pursuant to Section 6(b).

         (m) "Parent": A "parent corporation" as defined in Section 424(e) of the Code, including any parent corporation which becomes such after the Effective Date of the Plan.

         (n) "Plan": This Civic BanCorp 2000 Stock Option Plan, as it may be amended from time to time.

         (o) "Stock Option Agreement": A stock option agreement evidencing an Option in a form adopted by the Committee pursuant to Section 9(b).

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          (p)  "Subsidiary": A "subsidiary corporation" as defined in Section
424(f) of the Code, including any subsidiary corporation which becomes such after the Effective Date of the Plan.

3.   ELIGIBILITY

          (a) In General. Employees of the Company, its Parent or any Subsidiary are eligible to receive Options.

          (b) More Than 10% Shareholders. No Option shall be granted to any person who at the time of grant owns stock with more than 10% of the total voting power of all classes of stock of the Company, its Parent or any Subsidiary, computed pursuant to Sections 422(b)(6) and 424(d) of the Code, unless at the time the Option is granted the exercise price is at least 110% of the Fair Market Value of the shares of Common Stock subject to the Option, and the Option is not exercisable after five years from the date of grant.

4.   SHARES SUBJECT TO PLAN

          (a) Maximum Shares. The maximum number of shores of Common Stock that may be subject to Options and which are reserved for the Plan is 500,000 shares of Common Stock, subject to adjustment as provided in Section 4(b). If an Option expires or terminates for any reason without having been fully exercised, the unpurchased share of Common Stock shall be added to the share of Common Stock available for Options. The unpurchased shares of Common Stock shall not increase the maximum number of shares of Common Stock which may be subject to Options. Notwithstanding the foregoing, the number of share for which Options may be granted and outstanding at any one time under the Plan may not exceed 500,000.

          (b) Adjustment of Shares and Price. In the event that the Common Stock is changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then, unless the change results in the termination of outstanding Options pursuant to
Section 6(c), the number of shares of Common Stock subject to this Plan and to outstanding Options and the exercise price for such shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of rights. Any new stock or securities into which the Common Stock has been changed or for which it has been exchanged shall be substituted for the Common Stock subject to this Plan and to outstanding Options; provided, however, that fractional shares may be deleted from the adjustment or substitution. Any determination made by the Committee pursuant to this Section shall be conclusive.

5.   GRANTING OF OPTIONS

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          (a)  Grants.  The Committee shall from time to time, in its sole discretion but subject to this Plan, determine:

               (i)   the persons who will be granted Options;

               (ii) the number of shares of Common Stock subject to each Option; and

               (iii) whether the Option will be an ISO or an NQSO.

          New Options may not be granted after the tenth anniversary of the Effective Date; provided, however, that the Board of Directors may, in its sole discretion, direct the Committee to suspend or cease granting Options at an earlier date. An Option shall be considered to be granted on the date on which the Committee authorizes the grant, provided that the Optionee executes a Stock Option Agreement in the form required by the Committee.

          (b) Single Employee ISO Limit. The aggregate Fair Market Value (determined at the time an Option is granted) of the shares of Common Stock or other stock of the Company with respect to which ISO's granted to an employee are exercisable for the first time by such employee during any calendar year (under all Options and all other stock option plans of the Company or a Parent or any Subsidiaries of the Company or any predecessor corporation of any such corporations) shall not exceed $100,000, as required by Section 422(d) of the Code, or any successor provision.

          (c) Exercise Price. Subject to Section 3(b) and Section 4(b), the exercise price per share of Common Stock subject to each ISO is determined solely by the Committee but shall not be less than the Fair Market Value of the shares of Common Stock on the date the Option is granted.

6.   EXERCISE OF OPTIONS

          (a)  Exercise Rights. Subject to Section 3(b) and Sections 6(b) and
(c), at the time of grant of the Option the Committee shall determine and set forth in the Stock Purchase Agreement the time or times the Option may be exercised, the period or periods during which the Option may be exercised, and the number of shares subject to the Option, except that:

               (i) no Option shall be exercisable prior to the date the Plan is approved by the Company's shareholders pursuant to Section 10;

               (ii) no Option shall be exercisable after the expiration of 10 years from the date of grant; and

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               (iii) the calculation of the vesting period shall be suspended during any leave of absence at the request, or with the approval, of the Company, a Subsidiary, or a Parent.

          (b) Termination of Employment. Subject to earlier termination of an Option pursuant to Section 6(a)(ii), 6(c), or 10, the Optionee shall have the right, within the following periods of time following termination of the Optionee's employment with the Company or a Subsidiary or Parent, to exercise the Optionee's Option for up to the same number of shares that the Optionee would have been able to exercise on the date immediately preceding the date the Optionee's employment was terminated (without regard to any severance pay, vacation pay or other payments upon termination):

               (i) one year when termination is caused by the death or disability (meaning the Optionee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months); or

               (ii) three months after termination for any reason other then the death or disability of the Optionee.

         In the event of the Optionee's death, the Optionee's heirs, legatees or legal representatives shall have the right to exercise the Optionee's Option for up to the same number of shares that the Optionee would have been able to exercise on the date immediately preceding the date the Optionee's employment was terminated (without regard to any severance pay, vacation pay or other payments upon termination). To the extent the Option remains unexercised as of the end of the applicable period of time following termination of the Optionee's employment, the Option shall automatically terminate.

         A leave of absence at the request, or with the approval, of the Company, a Subsidiary, or a Parent shall not be deemed a termination for purposes of this Section 6(b), so long as the period of such leave does not exceed 90 days, or, if longer, so long as the Optionee's right to reemployment with the Company (or Subsidiary or Parent of the Company) is guaranteed by contract.

         (c) Change of Ownership. In the event of Change of Ownership consisting of a merger or consolidation which the Company will not be the surviving corporation, each Option then outstanding shall become fully exercisable upon adoption by the Board of Directors of a plan or arrangement for such transaction; provided, the original vesting schedule shall be restored if the transaction is not completed. If the surviving corporation does not provide for the assumption of any Option or a substitution of a new option for any Option, the Company may cancel any Option not exercised prior to or as of the consummation of the Change in Ownership.

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     To the extent not inconsistent with any applicable law, the Company shall use its best efforts to give at least 15 days advance notice of any proposed Change of Ownership transaction to each Optionee who has outstanding unexercised Options, which notice shall describe the transaction in general terms, and notify the Optionee of any action which the Company and surviving corporation, if other than the Company, have decided to take pursuant to this Section 6(c) with respect to that Optionee's Options.

          (d) Cause. If the Optionee is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if the Optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, or engages in any conduct which constitutes unfair competition with the Company, or if the Optionee is removed from any office of the Company be any regulatory agency, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever, whether or not after termination of employment and whether the Optionee may receive any other benefits, including severance or salary continuation payments for any period.

7.   EXERCISE PROCEDURE AND PAYMENT

          (a) Exercise Procedure. To exercise an Option, an Optionee must give written notice to the Company in form satisfactory to the Company specifying the number of whole shares, but in increments of not less than 100 (unless the Optionee is exercising all Options held), that the Optionee elects to purchase. The Company shall specify a closing date, which shall be not more than 30 days after the date of the Optionee's notice, for the payment of the exercise price and the issuance of the Common Stock being purchased. If any purchase of shares requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable federal or state agency charged with the administration of applicable securities laws, the time period specified for the closing shall be extended for such periods as the necessary consent, filing or notice period is pending. The date of exercise shall be the date on which the written notice is received by the Company. On or before the closing date, the Optionee must deliver to the Company in form satisfactory to the Company all documents required by the Plan, the Stock Option Agreement and applicable laws and regulation with regard to the purchase of the shares of Common Stock, together with full payment of the exercise price and payment in cash of such amount as may be required to pay any and all applicable withholding taxes. Payment of the exercise price shall be made either (i) in cash (including check, bank draft or money order), or (ii) with the consent of the Committee and subject to Section 7(b), by delivering shares of Common Stock already owned by the Optionee, or (iii) by a combination of these forms of payment. Subject to compliance with this Plan and with any requirements imposed by

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the Committee or Company under this Plan, the Company shall issue and deliver to the Optionee on the specified closing date or at the earliest practicable date after the specified closing date one or more certificates for the number of shares of Common Stock purchased. No Optionee shall have any rights of a shareholder with respect to any shares of Common Stock until certificates for the shares have been issued.

          (b) Payment with Stock. With the consent of the Committee, the Optionee may deliver Common Stock already owned by the Optionee, valued at Fair Market Value as of the closing date in full or partial payment of the exercise price of the shares of Common Stock subject to any Option; provided, however, that no Common Stock already owned by the Optionee which is "statutory option stock" as defined in Section 424(c)(3) of the Code may be delivered in payment of the exercise price if the applicable holding period requirements for such Common Stock under Sections 422(a)(1) or 423(a)(1) of the Code have not been met at the time of exercise.

          (c) Cashless Exercise. With the consent of the Committee and subject to applicable holding periods after grant of an Option, an Optionee may engage through a broker in a "cashless exercise," pursuant to which the Optionee sells all or some of the shares acquired substantially simultaneously with the exercise of the Option and remits to the Company net proceeds of the sale equal to the exercise price, and in such case the Company shall cooperate with the Optionee in this process; provided, the Optionee shall bear any costs of such process.

8.   RESTRICTIONS ON TRANSFERS; SECURITIES LAW COMPLIANCE

          (a) Transferability of Options. No Option shall be transferable otherwise than by will or under the laws of descent and distribution, nor shall any Option be sold, pledged, assigned, hypothecated, or encumbered. Each Option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.

          (b) Compliance with Securities and Other Laws. The Company may require investment or residency representations from an Optionee or impose other restrictions prior and as a condition to issuance of shares to the Optionee or transfer of shares by the Optionee. Shares of Common Stock shall not be issued to any Optionee until the Company has obtained any required approval of any governmental authority or of any stock exchange on which the Common Stock is then listed and the Company and its counsel are satisfied that the proposed issuance complies with all applicable federal and state securities and other laws. Shares of Common Stock purchased under Options may not be transferred, sold, pledged, hypothecated or encumbered except in accordance with all applicable federal and state securities laws, rules and regulations and the provisions of this Plan and the Stock Option Agreement, and the certificates for the shares of Common Stock issued may bear a legend to that effect. Under no circumstances shall the Company be obligated to register or qualify the shares of Common Stock purchased under Options with the Securities and Exchange Commission or with applicable state securities agencies.

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9.   ADMINISTRATION OF PLAN

          (a) The Committee. the Plan shall be administered by the Committee, which shall act upon majority vote. The Committee shall consist of two or more members of the Board of Directors. If at any time any class of equity securities of the Company is registered pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, then, to the extent possible, the Committee shall consist of two or more directors, all of whom shall, while serving on the Committee, be "disinterested administrators," within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 as at such time in effect or any other provision that may replace the Rule and be in effect at such time.

          (b) Committee Authority. To clarify the Committee's powers and duties, but not to limit them, the Committee has full authority and power to:

               (i) Interpret the provisions of the Plan and make rules and regulations for the administration of the Plan which are not inconsistent with the Plan;

               (ii) Decide all questions of eligibility for Plan participation and for the grant of Options;

               (iii) Adopt forms of Stock Option Agreements and other documents consistent with the Plan and, in the case of ISO's, with Section 422 of the Code;

               (iv) Engage agents to perform legal, accounting and other professional services as it may deem proper for administering the Plan; and

               (v) Take other actions reasonably required or appropriate to administer the Plan or to carry out the Committee activities contemplated by the Plan.

          (c) Indemnification. In addition to other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including court costs and reasonable attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement or in satisfaction of a judgment in any such action, suit or proceeding, except where such indemnification is expressly prohibited by the applicable laws of the State of California.

10.  EFFECTIVE DATE

          The Effective Date of the Plan shall be the date of its adoption by the Board of Directors; provided, however, that no Option shall be exercisable prior to the approval of

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the Plan by the holders of a majority of the shares of Common Stock of the
Company represented at a meeting of the shareholders at which the Plan is considered. If shareholder approval is not obtained within one year after the Effective Date, then the Plan and all Options shall automatically terminate on the first anniversary of the Effective Date.

11.  AMENDMENT AND TERMINATION

          (a)  The Plan.

               (i) Amendment. The Board of Directors may amend the Plan from time to time in its sole discretion; provided, however, that no amendment shall, without the approval of the shareholders of the Company in the manner provided in Section 10 and in accordance with Section 422 of the Code, (a) change the class of persons eligible to receive Options or otherwise materially modify the requirements as to eligibility for participation in the Plan; (b) increase the aggregate number of shares of Common Sock which may be purchased upon exercise of Options and issued under the Plan; or (c) materially increase the benefits accruing to Optionees under the Plan. Any amendment in violation of there restrictions shall be void and of no effect. Furthermore, no amendment shall impair the rights of any Optionee under any Option, without Optionee's consent.

               (ii) Termination. The Plan shall terminate automatically on the tenth anniversary of the Effective Date, and the Company may terminate the Plan at any earlier time. Upon termination of the Plan, no additional Options shall be granted; provided, however, that the terms of the Plan and Stock Option Agreements shall continue in full force and effect with respect to outstanding and unexercised Options and shares of Common Stock issued under the Plan.

          (b) Options. Subject to the terms and conditions and the limitations of the Plan, the Committee may, in its sole discretion modify, extend or renew outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and authorize the granting of new Options in substitution (to the extent not exercised). Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Optionee, impair any rights or obligations under any Option previously granted.

12.  MISCELLANEOUS

          (a) Employment. Neither the establishment of the Plan or any amendments, nor the granting of any Options, shall in any way modify or effect, or evidence any intention or understanding as to, the terms of employment of any Optionee with the Company, or any Subsidiary or Patent, including the duration of such employment. No person shall have a right to be granted Options or, having been granted Options, to be selected again.

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          (b)  Multiple Options. Subject to the terms and restrictions set forth in the Plan, an Optionee may hold more than one Option.

          (c) Written Notice. Any notices required under the Plan shall be in writing and shall be given on the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Optionees and their assigns, heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address or such other address as may be specified from time to time:

          Civic BanCorp
          2101 Webster Street
          Oakland, CA 94612
          Attn: Chief Financial Officer

          (d) Applicable Law; Severablilty. The Plan shall be governed by and construed in all respects in accordance with the laws of the State of California and, with respect to ISO's, shall be interpreted and administered in accordance with Section 422 of the Code. If any provision regarding an ISO is susceptible to more than one interpretation, it shall be interpreted in a manner consistent with the Option being treated as an ISO for federal income tax purposes. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

          (e) Withholding Taxes. At or after the time an Option is exercised, in whole or in part, the Company may withhold from other payments due to Optionee, and if the payments are not sufficient, upon request of the Company the Optionee shall make adequate provision for federal and state income tax withholding obligations, if any, of the Company, any Subsidiary or the Parent which arise as a result of the exercise of the Option.

          (f) Financial Information for Optionees. Not less often than annually, the Company shall provide each Optionee with a copy of the annual financial statements of the Company.

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                                     * * *

          The undersigned, being the duly elected and acting Secretary of the Company, hereby certifies that the foregoing Plan was adopted by the Board of Directors on January 19, 2000, and approved by the shareholders in accordance with Section 10 on May 6, 2000.

                                                             /S/

                                                             Secretary

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